SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549

                                 FORM 8-A

             FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR (g) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                          MANNATECH, INCORPORATED
          (Exact Name of Registrant as Specified in Its Charter)

                 TEXAS                                 75-2508900
        (State of Incorporation                     (I.R.S. Employer
            or Organization)                      Identification No.)

  600 S. ROYAL LANE, SUITE 200, COPPELL, TEXAS            75019
     (Address of Principal Executive Offices)           (Zip Code)

If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), please check the following box [ ]

If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is to become effective pursuant to General Instruction A.(d), please check the following box [ X ]


    Securities Act registration file number to which this form relates:

                                 333-49851

     Securities to be registered pursuant to Section 12(b) of the Act:

                                   NONE

     Securities to be registered pursuant to Section 12(g) of the Act:

                 COMMON STOCK, PAR VALUE $0.0001 PER SHARE
                             (Title of Class)



ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The Registrant incorporates by reference herein the information contained under the heading "Description of Capital Stock" in the preliminary prospectus included in the Registration Statement on Form S-1 filed by the Registrant with the Securities and Exchange Commission (the "Commission") on April 10, 1998 pursuant to the Securities Act of 1933.


ITEM 2.   EXHIBITS.

EXHIBIT NO.         DESCRIPTION
----------          -----------

     1         Registration Statement on Form S-1 referred to in
               Item 1 above.*

     2 Amended and Restated Articles of Incorporation of the Registrant.**

     3         Amended and Restated Bylaws of the Registrant. +

     4         Specimen Certificate.**

*Incorporated herein by reference to the Registration Statement on Form S-1 filed by the Registrant with the Commission on April 10, 1998, and all amendments thereto.

** Incorporated herein by reference to the Amendment No. 1 to Registration Statement on Form S-1 filed by the Registrant with the Commission on May 21, 1998.

+ Incorporated herein by reference to the Registration Statement on Form S-1 filed by the Registrant with the Commission on April 10, 1998.

                           SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.


                            MANNATECH, INCORPORATED




Date:   July 21, 1998      By:   /s/  Charles E. Fioretti
                                 -------------------------------
                                 Charles E. Fioretti
                                 Chairman of the Board and
                                 Chief Executive Officer